CORPORATE OVERVIEW

JANUARY 2009

This presentation does not constitute an offering of any securities for sale or a solicitation of offers to purchase securities. The Company's securities may not be offered or sold absent registration under applicable securities laws or an exemption from registration. Any public offering of the securities of the Company will be made by means of a prospectus that will contain detailed information about the offering and the Company.

Safe Harbor

Under the Private Securities Litigation Reform Act of 1995: This release includes forward-looking statements that reflect ONI BioPharma's current views with respect to future events and financial performance. These forward-looking statements are based on management's beliefs and assumptions and information currently available. The words "believe," "expect," "anticipate," "intend," "estimate," "project" and similar expressions that do not relate solely to historical matters identify forward-looking statements. Investors should be cautious in relying on forward-looking statements because they are subject to a variety of risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed in any such forward-
looking statements. These factors include: future costs associated with any potential listing sponsor, those factors set forth in our most recently filed annual report on Form
10-KSB and quarterly report on Form 10-Q, and other factors detailed from time to time in filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update forward-looking statements.

ONI BioPharma is a multi-faceted biopharmaceutical

company with operations in four divisions:

  Consumer Healthcare

  Diagnostics

  Replacement Therapy

  Antibiotics

ONI is commercializing its first consumer products:

-  Probiora3TM , the first full-care oral probiotic that promotes healthy teeth and gums and whitens teeth and freshens breath.

-  LPT3-04TM for weight loss is in clinical trials and, if successful, should be ready for marketing in 2009.

ONI expects to generate revenue from consumer products in 2009 both in the US and internationally.
Proceeds will support the Company’s diagnostic, replacement therapy, and antibiotic divisions.

Patents, strategic sales channels, and international partners will support ONI’s growth. ONI is developing commercial and research facilities in Mexico and France to support its global strategy. ONI was founded in 1996 by Dr. Jeffrey Hillman, a recognized expert in molecular genetics. The Company is based in
Alachua, Florida.

Corporate Mission

Financial Highlights

OTCBB:                                                                         ORNI

NYSE Alternext Paris:         ALONI

Industry:                                                                    Biopharmaceutical

Equity Cap:                                                       $13.03M (US)
                                                                          As of 1/2/09

Volume:                                                                        33,843

Shares Outstanding:            38.3M

Float:                                                                                     21.6M

Long-term debt:                                    0

Founded:                                                                1996

Four Product Divisions

Consumer Healthcare

DPOLT/Antibiotics Platform

Diagnostics

Replacement Therapy

ONI’s science has developed into four distinct categories.
Technologies complement one another. ONI intends to use revenue generated by initial consumer products to support research and development of longer-term therapies.

Technology Overview

Mixture of 3 natural beneficial oral bacteria for

Maintaining dental (tooth) health

Maintaining periodontal (gum) health

Whitening teeth

Promoting fresh breath

Probiora3™

Clinically Proven Probiotic Blend for Improving Oral Health

evora plus tm
Healthy,
Bright
Smiles

Modern Innovation, The Way Nature Intended

evora plus
60

EvoraPlus is the first probiotic mint designed to promote optimal gum and tooth health, freshen breath, and gently whiten teeth. **EvoraPlus** includes patented probiotics that are naturally present in healthy mouths. This unique product has been developed to help restore those beneficial bacteria that have been depleted by fast-food diets and modern-day lifestyles. The beneficial bacteria in **EvoraPlus** bind to teeth and deep under your gums to fight the bacteria that cause bad breath, unsightly teeth and unhealthy gums.

Unlike other whitening agents and breath fresheners, **EvoraPlus** is safe for dentures, veneers and porcelain... **EvoraPlus** is all natural and will not cause tooth sensitivity or gum swelling. **EvoraPlus** addresses bad breath at the source, instead of masking it.

Using **EvoraPlus** is quick, easy and safe for all ages. Give your customers their best smiles through innovative oral probiotic supplementation.

ONI BioPharma Inc. (ONI / AMEX)
Contact Us Today for more information on EvoraPlus
877-456-0029 • 727-456-0029 • sales@onibiopharma.com

Safety and activity established in animals

Novel MOA - selectively kills white fat cells

Strong evidence for safety in humans

Clinical trial in Q2

LPT3-04™ : Weight Loss Agent

Our lead antibiotic

Novel mechanism of action

Safe and very active in pilot studies

MRSA

Most other gram positive infections

Mtb, both growing and dormant

No evidence for development of resistance

Hard to make by conventional fermentation
methods

DPOLT

MU1140™ - A Focus Techno

Platform for organic synthesis of MU1140

Proof of principle completed

Cost effective GMP production

Can make analogues of MU1140 and the other 50 known
lantibiotics

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DPOLT™ - A Focus

Fast, sensitive, superior method for identification of targets for new diagnostics, vaccines and drugs

Human infections

Plant infections

Cancers

Also applicable to various other problems such as
bioscavenging and biofouling

IVIAT / CMAT – A Focus

Genetically modified Streptococcus mutans

One-time treatment for lifelong protection against most tooth decay

SMaRT

Strategy and Forecasted
Calendar of Development

Consumer Healthcare
Currently Generating Revenue
$
$
SMaRT Replacement Therapy
DPOLT/ Antibiotic Platform
Diagnostic

Revenue Model

$

$

* Consumer Health revenue is expected to support the growth of other business units.

Consumer

Healthcare

2010

Diagnostic

Replacement

Therapy

15 projects completed

Second Phase I  clinical trial

DPOLT/

Antibiotic

Platform

Pro Biora3™

LPT3-04™

Commercially Available:
EvoraPet™,
EvoraKids™,
EvoraPLUS ™

Regulatory approval &
marketing Evora & LPT3-04™
in Europe, Asia, South America

2009

2012

5 molecules made

MU1140 IND filed

Market first
antibiotic,

MU1140

15 proj.
completed

Three 510(k)s
filed

Commercially

Available

2011

2013

Market

SMaRT

Phase II/III clinical trial

5 molecules
made

1 IND filed

5 molecules
made

1 IND filed

5 molecules
made

1 IND filed

15 proj.
completed

Three 510(k)s
filed

15 proj.
completed

Three 510(k)s
filed

15 proj.
completed

Three 510(k)s
filed

Projected Summary Timeline
2009-2013

Consumer Healthcare

Benefits/Characteristics:

GRAS – Generally Recognized as Safe status (vs FDA approval)

Significantly reduces regulatory costs

Fast to market

Faster generation of gross and net revenues

Lower capital requirements

Marketed in US and internationally (Mexico in early 2009)

Sales and marketing arrangements in place

Human and companion animal applications

2009

2010

Oral Health

ProBiora3™– Finish identity  work & mass
market companion pet product

Commence marketing upon granting of
regulatory exemption status – non-US

Weight Loss

  Finish all clinical trials

  Begin selling LPT3-04™

  Begin seeking regulatory exemptions in
  non-US markets (Europe, Asia & South
  America)

Begin global marketing

ProBiora3™ - Probiotic mint to promote gum and dental health.

LPT3-04™     - Natural weight loss compound to kill white fat cells.

Consumer Product Manufacturers

Direct Selling Companies

Dental Product Companies

Contract Private Label Companies

Natural Product Companies

Pet Product Companies

Mass Retail

Internet

Independent Health Food Stores

Independent Pharmacies

Dental Offices

Direct Response

Direct Mail

Government

Media and Distribution Strategy

CVS/pharmacy
Expect something extra

SWANSON Health Products
swansonvitamins.com

CoastDental

evora plus
The First Probiotic Mints for Complete Oral Care
Healthy Gums and Teeth
EvoraPlus™ Special Offer
ORDER NOW

TARGET

drugstore.com
the uncommon drugstore

Intelident
SOLUTIONS

Pathmark

McKESSON
Empowering Healthcare

CVS/pharmacy
Expect something extra

Kroger

CardinalHealth

Walgreens
The Pharmacy America Trusts

Publix

AmerisourceBergen

AmeriMark

TARGET

A&P

SMITH
DRUG COMPANY

KERR DRUG

AAFES
ARMY AND AIR FORCE EXCHANGE SERVICE

Kinney
DRUGS

Sweetbay
SUPERMARKET

Winn Dixie
Getting better all the time.

Hannaford

EvoraPlus Activity

Existing Internet & Dental

Meetings With 50+ Mass Retailers

Confidential

Probiotics Market

Probiotics: live microorganisms, which when administered in adequate amounts, confer a health benefit on the host.

Generally associated with the gut health, though they have been promoted for urogenital health, irritable bowel syndrome, bladder cancer and to boost the immune system.

Only 40 probiotic products in the US market in 2005.  In last three years more than 250 new products were launched.

Yakult (Japan) is credited with beginning the probiotics revolution and sales of its lead product  in 2007 were estimated at $2.5 billion.

In addition to Yakult, major players in this market include Danone,
Nestle, Danisco, DSM and Proctor & Gamble.

Americans spent close to $80 billion on oral healthcare in 2007, with over
$5 billion in OTC products.

      ONI BioPharma has the FIRST probiotics product that represents an entry into the total oral health care market.

DPOLT/Antibiotics Platform

Benefits/Characteristics:

Overcomes 80+ years of previous failures

Predicted to lead to new antibiotics with novel mechanisms of action

Potential substantial antibiotic pipeline

Replaces current antibiotic treatments that are failing

2009*

2010*

2011*

2012-2013*

MU1140 IND filed and 5
new molecules made

5 new molecules made
and 1 new IND filed

5 new molecules made
and 1 new IND filed

Market MU1140, 5 new
molecules made and 1
new IND filed

DPOLT™ - Novel organic chemistry synthesis platform enabling large-scale, cost-effective production of clinical grade MU1140 and 50 other known lantibiotics.

* EXPECTED MILESTONES

•

•

Benefits/Characteristics:

Market

- In Vitro Diagnostics ("IVD") market in excess of $38 billion with forecasted CAGR of 6.7%.
- Molecular disease segment growing CAGR 15.4%.
  - *(Source: Research and Markets, 2007)*

Collaboration

- Recent collaboration with a major, global-diagnostic company

Mexico

- ONI's Mexican subsidiary, in conjunction with the premier Instituto de Biolotecnología, Universidad Nacional Autónoma de México ("IBUNAM"), will collaborate on a number of PIVIAT™ and PCMAT™ projects. Focus will be on treating problems affecting humans, agriculture, and mining on a global basis.

Diagnostics

2009*

2010*

2011*

2012*

2013*

15 proj. completed

15 proj. completed

Three 510(k)s filed

15 proj. completed

Three 510(k)s filed

15 proj. completed

Three 510(k)s filed

15 proj. completed

Three 510(k)s filed

PIVIAT™ - Rapid and sensitive identification of novel targets for use in diagnosis and treatment of human infectious diseases.

PCMAT™ - Rapid and sensitive identification of novel targets for diagnostics and therapeutic strategies that address an extraordinary range of medical, agricultural, and industrial applications.

* EXPECTED MILESTONES

Replacement Therapy

2009*

2010*

2012*

Second Phase I clinical trial

Phase II/III FDA clinical trials

Market SMaRT™

Benefits/Characteristics:

Efficiency

Mexico trials = 50% cost savings (vs. US)

Regulatory Speed

ONI Mexico (subsidiary) should attain faster regulatory access within Mexican government

Reduced “red-tape” associated with government clearance to clinical trials

Preventative medicines/treatments typically receive faster acceptance and clearance by governments worldwide

SMaRT™ - a single, painless application of a genetically modified bacterial strain for tooth surfaces to protect against tooth decay.

* EXPECTED MILESTONES

Timeline

Oragenics

(ONI BioPharma)
Founded by
Jeffrey Hillman

2008

1996

Completes Initial
public offering (IPO)

2005

2009

2003

2004

Obtains $9M
financing

Initiates Phase I studies for
tooth decay-replacement
therapy

Seeks patent to
treat obesity-
LPT3-04™

2006

Acquires iviGene
Corporation and
gene/biomarker
assets

Patent issued
for

MU 1140™

SMaRT Phase I
trials begin

2007

Receives European
patent for IVIAT™
biomarker
technology

Begin test
marketing
ProBiora3 tablets

Starts to do
business as ONI
BioPharma

David Hirsch joins

as COO & CFO

Launch of
ProBiora3™
Website

Successful
synthesis using
DPOLT
technology

Alternext
Paris listing

ONI Mexico
established

2010

ProBiora3™
approval &
marketing
globally

Replacement
therapy SMaRT
phase II

2011

2012

Diagnostic
projects &
licensing
continues

Market SMaRT

Market MU
1140

Projected

Confidential

Management

Stanley B. Stein, Chief Executive Officer, President and Director

25 years in securities in biotech & healthcare industry

Managing Director at Drexel Burnham Lambert, Inc.

Founded SRS Capital - boutique investment firm; specializing in healthcare

Principal investment banker in the creation of Fresenius Medical Care AG, the largest renal care business in the world

Jeffry Hillman, DMD, PhD, Chief Scientific Officer and Director

Founded ONI to commercialize the fruits of 25 years of research at the Harvard-affiliated
Forsyth Institute in Boston and the University of Florida

Author of 125+ publications

Undergraduate training at the University of Chicago; DMD degree from Harvard School of
Dental Medicine; PhD from Harvard Medical School

 David B. Hirsch, Chief Financial Officer and Chief Operating Officer

Manager in the Restructuring Group at Deloitte and Touche

Associate at The Cottonwood Group, a venture capital firm in San Mateo, California

MBA from the Tepper School of Business at Carnegie Mellon University and a JD from
Drake University Law School

Licensed attorney in Florida and Indiana

Corporate
Structuring

Science

Legal/

Accounting

Confidential

Outside Directors –

Expertise in: Management , International Business, Academic Science & Media

Rick Welch, Chairman

   President of Welch Business Solutions and Consulting, LLC in Tampa, Florida

   Director and CFO for the following: Orthopedic Development Corporation, Albiorex, LLC, Medi-Spa's of
   America, Inc, and Vision Twenty-One

  Previously CFO/Executive Vice-President of Finance and Administration, for Sports and Recreation, Inc.

Derek Hennecke, Director

  Independent Board member and expert in drug development

   Founder and CEO of Xcelience, a formulation and clinical manufacturing contract research company in  Tampa,
    Florida

   25+ years in the international biotechnology; MDS Pharma Sciences, DSM (contract manufacturing company) (NBD)
    Boehringer Mannheim in NBD

  Work experience in Europe, Egypt, Mexico, Canada, and USA

Kevin Sills, Director

   Independent director Vice President of Pharmaceutical Development of King Pharmaceuticals Research & Development

  25+ years related experience, novel chemical formulations, clinical supplies management

   Faculty experience at University of North Carolina: Center for Professional Advancent; President of NC
  Pharmaceutical Discussion Group

  Active member of the Licensing Executives Society and the American Assoc of Pharmaceutical Scientists

Dr. Marc Siegel, Director

  Clinical Associate Professor of Medicine at NYU School of Medicine

  Medical Director of Doctor Radio with NYU and Sirius Satellite Radio

  Fox News Medical Contributor

  Columnist for the Los Angeles Times, a member of the Board of Contributors at USA Today, regular contributor to the
 NY Post, and frequent contributor to the Washington Post, the Wall Street Journal, and Newsday

Confidential

Global Expansion

Mexico

Subsidiary (ONI Biotec, Mexico)

launch - Q1 2009

France

Alternext Paris Listing –

Planned operations in European Union

USA – Alachua, FL

ONI Corporate Offices

est. 1996

An anchor point for the commercial conquest of Europe

Significant market : popularity of probiotics among European consumers

Central location

Strong scientific and industrial network

Attractive political environment

“Fast Path” to Listing

Direct listing (use of SEC filings for Information Document)

Tailored market place

Listing sponsor

Exposure as a listed company

Qualified investors (Small & Mid Caps / health care and biotech)

Inclusion in the NYSE Euronext Next Biotech index

       Supporting growth in Europe

Why a Listing in Paris?

Summary

Confidential

Summary

Sales & near-term revenue generated from consumer product,
Probiora3™.

Facilities & business relations in the United States, Mexico,
South America and Europe.

Multiple strategies for getting consumer and biotech products to market.

Targeting global healthcare segments where there is distinct need and growing population.

Undiscovered by Wall Street.

WebMD
Better information. Better health.

ScienceDaily
Your source for the latest research news

MayoClinic.com
Tools for healthier lives

MedicineNet.com
We Bring Doctors' Knowledge to You

usprobiotics.org

Confidential

In the News

Probiotics - Topic Overview

What are Probiotics?

Why Probiotics?

Probiotics May Help People Taking Antibiotics

What health benefits do they offer?

What is important to know about Probiotics?

Confidential

Investor Contacts

Global Headquarters:

Stanley B. Stein

Chief Executive Officer

ONI BioPharma, Inc.

13700 Progress Blvd

Alachua, FL 32615

Ph: (386) 418-4018

sstein@onibiopharma.com

www.onibiopharma.com

Investor Contact:

Axelle Vuillermet

Pierre Laurent

8 place de la Madeleine

75008 Paris

Tél. : 01 44 71 94 94

avuillermet@newcap.fr

plaurent@newcap.fr